CUSIP NO. 869367 10 2

Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 16a-3(j) and Rule 13d-1(k)(1) and under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of Forms 3, 4, 5 and Schedules 13D and 13G (including any and all amendments thereto) with respect to the Common Stock, par value $0.001 per share, of Sutro Biopharma, Inc. and further agree that this Joint Filing Agreement shall be included as an exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Forms 3, 4, 5 and Schedules 13D and l3G and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning any other filing party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute one agreement.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of October 9, 2018.

SV LIFE SCIENCES FUND V, L.P.,
By: SV Life Sciences Fund V (GP), L.P., its sole General Partner
By: SVLSF V, LLC, its sole General Partner

/s/ Brent Faduski
By: Brent Faduski, Officer

SV LIFE SCIENCES FUND V STRATEGIC PARTNERS, L.P.,
By: SV Life Sciences Fund V (GP), L.P., its sole General Partner,
By: SVLSF V, LLC, its sole General Partner

/s/ Brent Faduski
By: Brent Faduski, Officer

SV Life Sciences Fund V (GP), L.P.
By: SVLSF V, LLC, its sole General Partner

/s/ Brent Faduski
By: Brent Faduski, Officer

SVLSF V, LLC

/s/ Brent Faduski
By: Brent Faduski, Officer

INTERNATIONAL LIFE SCIENCES FUND III (LP1), L.P.
By: International Life Sciences Fund III (GP), L.P., its sole General Partner
By: ILSF III, LLC, its sole General Partner

/s/ Brent Faduski
By: Brent Faduski, Officer

CUSIP NO. 869367 10 2

INTERNATIONAL LIFE SCIENCES FUND III CO-INVESTMENT, L.P.,
By: International Life Sciences Fund III (GP), L.P., its sole General Partner
By: ILSF III, LLC, its sole General Partner

/s/ Brent Faduski
By: Brent Faduski, Officer

INTERNATIONAL LIFE SCIENCES FUND III STRATEGIC PARTNERS, L.P.
By: International Life Sciences Fund III (GP), L.P., its sole General Partner
By: ILSF III, LLC, its sole General Partner

/s/ Brent Faduski
By: Brent Faduski, Officer

International Life Sciences Fund III (GP), L.P.
By: ILSF III, LLC, its sole General Partner

/s/ Brent Faduski
By: Brent Faduski, Officer

ILSF III, LLC

/s/ Brent Faduski
By: Brent Faduski, Officer